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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 23, 2005

ALR Technologies Inc.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30414	30-0157702
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
 (Address of principal executive offices and Zip Code)

(336) 722-2254
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

On February 23, 2005, ALR Technologies, Inc. (the "Company") issued restricted shares of common stock in the amounts and to the persons set forth below. The securities were issued pursuant exemption from registration contained in section 4(2) of the Securities Act of 1993. The purchasers possessed all of the information contained in a registration statement and were sophisticated investors:

Number of Shares	Name and Address	Issue Price
15,000,000	Christine Kan Vancouver, B.C. Canada	$0.05 per share
1,000,000	Caroline Y O Kan Singapore	$0.05 per share
1,250,000	Dr Clement C Wen Baton Rouge, LA	$0.05 per share
1,250,000	Dr Mamie Y M Kan Baton Rouge, LA	$0.05 per share
500,000	Sidney Chan Vancouver, B.C. Canada	$0.05 per share
400,000	Sue Suzuyo Yamamoto Richmond, B.C. Canada	$0.05 per share
500,000	J. Tichy Holdings Ltd Delta, B.C. Canada	$0.05 per share
300,000	Waveflight Online Inc. Calgary, AB Canada	$0.05 per share
3,400,000	Stanley Cruitt Winston-Salem, NC	$0.05 per share
10,000,000	Gordon Niblock Bermuda Run, NC	$0.05 per share
1,000,000	Brodie Baker Bermuda Run, NC	$0.05 per share
200,000	Benny Morgan Bermuda Run, NC	$0.05 per share
200,000	Ralph Simpson Winston-Salem, NC	$0.05 per share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of February, 2005.

ALR TECHNOLOGIES INC.

BY:	/s/ Sidney Chan
Sidney Chan
Chief Executive Officer